UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
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FORM 8K/A
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Pursuant to Section 12 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2010

TWO RIVERS WATER COMPANY

(Exact name of registrant as specified in its charter)

Colorado	000-51139	13-4228144
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 South Colorado Blvd., Annex Suite 200, Denver, Colorado 80222
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(Address of principal executive offices)

303-222-1000
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(Registrant's Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act

(17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act

(17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.01 Completion Of Acquisition Or Disposition Of Assets

Purchase of additional equity in Huerfano-Cucharas Irrigation Company

This filing corrects typographical errors for the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 3, 2010.

The previously stated HCIC Holdings, LLC as a wholly owned subsidiary of Two Rivers Water Company was incorrect.  Two Rivers Water Company owns 50% of HCIC Holdings, LLC.  The other 50% owner of HCIC Holdings, LLC is Two Rivers Basin, LLC.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TWO RIVERS WATER COMPANY (Registrant)
Dated: February 4, 2010	By: /s/ Wayne Harding Wayne Harding, Chief Financial Officer